EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jose Meleth, hereby certify pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

   (i)        The accompanying quarterly report on Form 10-QSB for the fiscal quarter ended September 30, 2005, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

   (ii)        The information in such report fairly presents, in all material respects, the financial condition and results of operations of Tally-Ho Ventures, Inc. (the “Company”).

Date: November 18, 2005

by: /s/ Jose Meleth
Jose Meleth
Chief Financial Officer